THEGLOBE.COM, INC.
                    NONQUALIFIED STOCK OPTION AGREEMENT
                    -----------------------------------

          THIS AGREEMENT, made as of the 14th day of July, 2000 (the "Grant Date"), by and between theglobe.com, inc. (the "Company"), and Charles Peck (the "Optionee").

          WHEREAS, the Options (as defined below) are being granted pursuant to the Employment Agreement, dated July 14, 2000, between the Company and the Optionee (the "Employment Agreement");

          WHEREAS, the grant of the Options is an essential inducement to Optionee's entering into the Employment Agreement and the Optionee would not have entered into the Employment Agreement but for the grant of the Options; and

          WHEREAS the Options are not being granted pursuant to any of the Company's Stock Option Plans (the "Plans").

          NOW, THEREFORE, the parties hereto agree as follows:

     1.   Grant of Options.
          ----------------

          1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 250,000 whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement.

          1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

          1.3 This Agreement is subject to the Employment Agreement (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Employment Agreement.

     2.   Purchase Price.
          --------------

          The per share price at which the Optionee shall be entitled to purchase the Shares covered by the Option upon exercise shall be the closing price of a Share on the date hereof.

     3.   Duration of Option.
          ------------------

          The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof; provided, further, that the Option may, upon the death of the Optionee, be later exercised for up to one (1) year following the date of the Optionee's death if such death occurs prior to the tenth anniversary of the Grant Date.

     4.   Exercisability of Option.
          ------------------------

          Unless otherwise provided in this Agreement and subject to the Optionee's continued employment with the Company on such dates, the Option shall vest and become exercisable within respect to 100% of the Shares covered thereby on the earlier to occur of (i) the ten (10) year anniversary of the Grant Date, (ii) the date upon which the Fair Market Value of a Share is $20 or higher for a continuous 30-day period and (iii) the occurrence of a Change in Control under section (1) of the definition of Change in Control in the Employment Agreement but only if the per Share acquisition price of voting securities of the Company is equal to or greater than $ 10.

     5.   Manner of Exercise and Payment.
          -----------------------------

          5.1 Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice delivered in person or by mail to the Controller of the Company, at its principal executive offices, 120 Broadway, New York, NY 10271. Such notice shall be substantially in the form attached hereto as Exhibit A, shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash, or, if permitted by the Committee, by transferring Shares, either actually or by attestation, to the Company having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such Shares are substituted. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which, from time to time, are deemed acceptable by the Committee.

          5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall, subject to Section 16 hereof, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares, subject to the terms of this Agreement.

     6. Termination of Option. Subject to Section 7 hereof, the Option shall terminate on the date which is the tenth anniversary of the Grant Date (or if later, the first anniversary of the date of the Optionee's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

          6.1 If the employment of the Optionee by the Company is terminated upon expiration of the "Employment Term" (as defined in the Employment Agreement) after four (4) years, by the Optionee for any reason or by the Company for any reason other than death or Disability, the Optionee may for a period of three (3) months after such termination exercise his Option to the extent, and only to the extent, that such Option or portion thereof was exercisable as of the date of such termination or cessation, after which time the Option shall automatically terminate in full.

          6.2 If the employment of the Optionee by the Company is terminated by reason of Disability, the Optionee may, for a period of twelve (12) months after such termination, exercise the Option to the extent, and only to the extent, that such Option or portion thereof was exercisable, as of the date of such termination, after which time the Option shall automatically terminate in full.

          6.3 If the employment of the Optionee by the Company is terminated by reason of his death, the Option may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the OPTION OR PORTION THEREOF WAS EXERCISABLE ON THE DATE of death. If the Optionee dies within three (3) months after termination as described in Section 6. 1 hereof or within twelve (12) months after termination as described in Section 6.2 hereof, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination.

          6.4 The Option, to the extent not exercisable, shall terminate immediately upon the Optionee's termination of employment with the Company or a Subsidiary for any reason.

          6.5 For purposes of this Section 6, the Optionee shall not be treated as terminated for so long as he is an employee of the Company or a Subsidiary.

     7.   Effect of Certain Transactions.
          ------------------------------

          (a) In the event of a merger or consolidation of the Company with or into another corporation, or the sale of substantially all of the assets of the (a "Transaction"), the Option shall be assumed, or an equivalent option shall be substituted, by the Successor Corporation; provided, however, that, unless otherwise determined by the Committee, the Option shall remain subject to all of the conditions and restrictions which were applicable to the Option prior to such assumption or substitution. In the event that the Successor Corporation refuses to or does not assume the Option or substitute an equivalent option therefor, the Optionee shall have the right to exercise the Option as to all of the Shares subject to the Option as described below, including Shares as to which it would not otherwise be exercisable (a "Transaction Acceleration").

          (b) In the event of a Transaction Acceleration, the Secretary of the Company shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days (or such other period as shall be determined by the Board) from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive upon exercise, for each Share subject to the Option immediately prior to the Transaction, the consideration (whether stock, cash, or other securities or property) received in the Transaction for each Share held on the effective date of the Transaction (and if holders were offered a choice of consideration, the type of such consideration as determined by the Board).

          (c) Notwithstanding anything to the contrary contained in Section 7, in the event of a Transaction Acceleration, or in the event the exercisability of any Options is accelerated in connection with any transaction involving the Company or its capital stock pursuant to Section 4 hereof, the Committee may, in its sole discretion, authorize the redemption of the unexercised portion of the Option for a consideration per Share equal to the excess of (i) the consideration payable per Share in connection with such transaction, over (ii) the purchase price per Share subject to the Option.

     8.   Non-Transferability.
          -------------------

          The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a- 12 promulgated under the Exchange Act), and the Option shall be exercisable during the lifetime of the Optionee only by the Optionee or his guardian or legal representative.

     9.   Limitation on Rights.
          --------------------

          Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any of its affiliates, nor shall this Agreement interfere in any way with the right of the Company or any of its affiliates to terminate the Optionee's employment at any time.

     10.  Adjustments.
          -----------

          10.1 In the event of a Change in Capitalization, the Committee shall make appropriate adjustments, if any, to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be effective and final, binding and conclusive for all purposes of this Agreement.

          10.2 If, by reason of a Change in Capitalization, the Optionee shall be entitled to exercise the Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

     11.  Effect of a Merger, Consolidation or Liguidation.
          ------------------------------------------------

          Subject to Section 7 hereof, upon the occurrence of a Transaction, the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of Shares was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions and restrictions which were applicable to the Option prior to such Transaction.

     12.  Withholding of Taxes.
          --------------------

          At such times as the Optionee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares. The Company shall have the right to deduct from any payment or distribution of cash to the Optionee an amount equal to the Withholding Taxes with respect to the Option.

     13.  Pooling Transactions.
          --------------------

          Notwithstanding anything contained in this Agreement to the contrary, in the event of a Transaction which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to the Option, (b) providing that the payment or settlement in respect of the Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

     14.  Modification of Agreement.
          -------------------------

          This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

     15.  Severability.
          ------------

          Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     16.  Registration of Shares.
          ----------------------

          16.1 The Company shall, as soon as practicable after the date hereof, cause the Shares underlying the Option to be registered with the Securities and Exchange Cornmission. The Option is subject to the requirement that, if at any time the Cornmittee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to this Agreement is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no payment shall be made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee. The Board may make such changes to the Option as may be necessary or appropriate to comply with the rules and regulations of any governmental authority.

          16.2 Notwithstanding anything contained in this Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to this Agreement is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require the Optionee, as a condition precedent to receipt of Shares hereunder, to represent and warrant to the Company in writing that the Shares acquired by him are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     17.  Governing Law.
          -------------

          17.1 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

          17.2 The obligation of the Company to sell or deliver Shares covered by the Option shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     18.  Successors in Interest.
          ----------------------

          This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

     19.  Resolution of Disputes.
          ----------------------

          Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

     20.  Interpretation.
          --------------

          The grant of the Option pursuant hereto is intended to comply with Rule l6b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of this Agreement in a manner consistent therewith. Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of this Agreement.

     21.  Administration.
          --------------

          21.1 This Agreement shall be administered by the Committee. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; provided, however, that if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

          21.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Agreement. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Agreement or in authorizing or denying authorization to any transaction hereunder.

          21.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

               (a) to construe and interpret this Agreement and to establish, amend and revoke rules and regulations for the administration of this Agreement, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in this Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that this Agreement complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make this Agreement fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionee, and all other persons having any interest herein;

               (b) to determine the duration and purposes for leaves of absence which may be granted to the Optionee on an individual basis without constituting a termination of employment or service for purposes of this Agreement;

               (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in this Agreement; and

               (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to this Agreement.

          22.               Board Approval.
                                  ---------

          The effectiveness of this Agreement and of the grant of the Option pursuant hereto is subject to the approval of the Board.

          23.            Definitions.
                         ------------

          For purposes of this Agreement:

          23.1 "Board" means the Board of Directors of the Company.

          23.2 "Cause" shall have the meaning ascribed to it in the Employment Agreement.

          23.3 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          23.4 "Code" means the Internal Revenue Code of 1986, as amended.

          23.5 "Committee" means the committee, appointed by the Board from time to time, to administer the Plans and to perform the functions set forth therein.

          23.6 "Director" means a director of the Company.

          23.7 "Disability" shall have the meaning ascribed to it in the Employment Agreement.

          23.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          23.9 "Fair Market Value" on any date means the closing sales price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the value established by the Committee in good faith.

          23. 10 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          23.11 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

          23.12 "Shares" means the common stock, par value $0.001 per share, of the Company.

          23.13 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          23.14 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a Transaction.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                theglobe.com, inc.


                                                By: /s/ Dean Daniels
                                                   -----------------------
                                                   Name: Dean Daniels
                                                   Title: Pres., COO




                                                Optionee



                                                By: /s/ Charles Peck
                                                   -----------------------
                                                   Name: Charles Peck
                                                   Address:

                                                                   Exhibit A

                             NOTICE OF EXERCISE

theglobe.com, inc.
120 Broadway
New York, NY 10271                                   Date of Exercise:
                                                                      ---------

Ladies and Gentlemen:

     This constitutes notice under my Nonqualified Stock Option Agreement (the "Option Agreement") that I elect to purchase the number of shares for the price set forth below.

Stock option dated:                      ________________

Number of shares as to
which option is exercised:               ________________

Certificates to be issued
in name of:                              ________________


Total exercise price:                   $________________


Cash payment delivered
herewith:                               $________________

     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms the Option Agreement, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

                                                   Very truly yours,



                                                   /s/ Charles M. Peck
                                                   -----------------------
                                                       Charles M. Peck
                                                   Address: